UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2007

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

        Delaware                                                        033-91432                                   02-0401674
                 (State of other jurisdiction                   (Commission                    (IRS Employer
                    of incorporation)                          File Number)                 Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2007, Ian T. Richardson resigned as Vice President and General Counsel of New World Brands, Inc. (the “Company”) and returned to his prior law firm (Gleaves Swearingen Potter & Scott LLP in Eugene, Oregon), where he will continue to represent the Company as outside general counsel.

Also effective August 1, 2007, Duy Tran resigned as Vice President and Secretary of the Company.  He will continue his employment with the Company as a consultant for an undetermined period of time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        NEW WORLD BRANDS, INC.

        By:  /s/ M. David Kamrat
        Name:  M. David Kamrat
        Title:    Chief Executive Officer

Date:   August 8, 2007